UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 13, 2005
(September 30, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

2-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item  7.01    Regulation FD Disclosure.

PNM Resources, Inc. and Subsidiaries ("PNMR" or the "Company") is furnishing in this Current Report on Form 8-K select Comparative Operating Statistics for the months of September 2005 and 2004 and the nine months ended September 30, 2005 and September 30, 2004 to provide investors with key monthly business indicators.  Readers of this Current Report on Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reports on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

On June 6, 2005, the Company completed its previously announced acquisition of TNP Enterprises, Inc. and Subsidiaries ("TNP").  Prior to the consummation of the acquisition, TNP was a privately-owned holding company based in Forth Worth, Texas.  TNP's principal subsidiaries are Texas-New Mexico Power Company ("TNMP"), a regulated utility operating in Texas and New Mexico, and First Choice Power ("First Choice"), a certified retail electric provider operating in Texas.

Electric service operating statistics of TNMP, First Choice, and Public Service Company of New Mexico ("PNM"), a regulated utility subsidiary of the Company operating in New Mexico, are included in the information presented below.

	Month Ended
	September 30,
	2005	2004
	(In thousands)

Energy Sales - MWh (1)
Regulated Sales:
PNM Electric	670	639
TNMP Electric	664	700

Total Regulated Sales	1,334	1,339

Unregulated Sales:
PNM Wholesale Long Term	202	253
PNM Wholesale Short Term	811	899
First Choice	395	509

Total Unregulated Sales	1,408	1,661

(1) Megawatt hours are presented on a segment basis only.  The sum of segment megawatt hours is not presented as it includes intersegment activity and would not properly reflect total megawatt hours for the consolidated Company.

	Nine Months Ended
	September 30,
	2005			2004
	Post- Acquisition(2)	Pre-	Total	Total
	June 6 - September 30	Acquisition(2) Jan 1 - June 6	Jan 1 - September 30	Jan 1 - September 30
	(In thousands)

Energy Sales - MWh (1)
Regulated Sales:
PNM Electric	-	-	5,839	5,671
TNMP Electric	2,797	2,876	5,673	5,383

Total Regulated Sales	2,797	2,876	11,512	11,054

Unregulated Sales:
PNM Wholesale Long Term	-	-	1,940	2,216
PNM Wholesale Short Term	-	-	6,375	7,562
First Choice	1,675	1,565	3,240	4,523

Total Unregulated Sales	1,675	1,565	11,555	14,301

(1) Megawatt hours are presented on a segment basis only.  The sum of segment megawatt hours is not presented as it includes intersegment activity and would not properly reflect total megawatt hours for the consolidated Company.

(2) The acquisition was effective as of 8:00 AM Central Daylight Time on June 6, 2005.  As a result of the 8:00 AM Central Daylight Time closing, sales data is presented for pre-acquisition activity, from January 1 through June 6, 2005, and post-acquisition from June 6 through September 30, 2005.

Heating Degree Day (HDD) values and Cooling Degree Day (CDD) values represent the accumulation in degrees that the daily mean temperature was below or above, respectively, 65 degrees Fahrenheit during a period of time, typically corresponding to a calendar month.

Statistics on HDD and CDD are taken from the service territories of the service provider.  PNM's HDD and CDD statistics are based on weather in Albuquerque, New Mexico.  TNMP's HDD and CDD statistics are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas and Alamogordo and Deming, New Mexico.  HDD and CDD statistics for First Choice are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas.

Weather - Cycle-Weighted HDD and CDD:

		Month Ended		Nine Months Ended
		September 30,		September 30,
PNM		2005	2004	2005	2004

	HDD	4	10	2,782	2,860

	CDD	309	252	1,417	1,205

TNMP

	HDD	0	0	1,138	1,225

	CDD	582	482	2,578	2,344

First Choice

	HDD	0	0	1,053	1,144

	CDD	600	501	2,648	2,413

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: October 13, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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